SHARE-BASED PAYMENTS (Tables)	6 Months Ended
Dec. 31, 2019
SHARE-BASED PAYMENTS
Schedule of fair value of the share options and the factors used for its calculation

Factor	Incentive option plan
Weighted average fair value of shares	USD 5.42
Exercise price	USD 4.55
Weighted average expected volatility (*)	29.69%
Dividend rate	0%
Weighted average risk-free interest rate	1.66%
Weighted average expected life	9.89 years
Weighted average fair value of stock options at measurement date	USD 2.47

(*) Implied volatility of Public warrants

Schedule of weighted average amount and exercise price and the movements of the stock options of executives and directors

	12/31/2019		31/12/2018
	Number		Number
	of	Exercise	of	Exercise
	options	price	options	price
At the beginning	—	—	—	—
Granted during the period	1,200,000	4,55	—	—
Annulled during the period	—	—	—	—
Exercised during the period	—	—	—	—
Expired during the period	—	—	—	—
Effective at period	1,200,000	4,55	—	—